UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Puerto Rico Residents

Tax-Free Fund III, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Puerto Rico Residents Tax-Free Fund III, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2024

To the shareholders of the Puerto Rico Residents Tax-Free Fund III, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2024 Annual Meeting”) of the Puerto Rico Residents Tax-Free Fund III, Inc., a Puerto Rico corporation (the “Fund”), is scheduled to be held virtually on December 19, 2024, at 11:15 a.m. Atlantic Standard Time (10:15 a.m. Eastern Standard Time) for the following purposes:

1.	To elect two directors of the Fund (PROPOSAL 1); and

2.	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the 2024 Annual Meeting virtually. Any shareholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, November 4, 2024, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 17, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on November 4, 2024 are entitled to receive this notice and vote at the 2024 Annual Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 14th day of November, 2024.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Puerto Rico Residents Tax-Free Fund III, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. William Rivera and Gustavo Romanach as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Puerto Rico Residents Tax-Free Fund III, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the 2024 Annual Meeting of Shareholders scheduled to be held virtually on December 19, 2024 at 11:15 a.m. Atlantic Standard Time (10:15 a.m. Eastern Standard Time) or at any adjournment or postponement thereof (the “2024 Annual Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion upon any other business that may properly come before the 2024 Annual Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following two nominees as members of the Fund’s Board of Directors.

Name	Expiration of Term	Class
Carlos J. Nido	2027	I
Luis M. Pellot	2027	I

2.	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee:

____________________________________________

NOTE: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line(s) above.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES

EXCHANGE ACT OF 1934, AS AMENDED, IN THE

DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the 2024 Annual Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on December 19, 2024, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2024 Annual Meeting.

WITNESS the signature of the undersigned this __ day of _______, _____.

_____________________________

(Name of Shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

Puerto Rico Residents Tax-Free Fund III, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 19, 2024, AT 11:15 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Puerto Rico Residents Tax-Free Fund III, Inc., a Puerto Rico corporation (the “Fund”), for use at the 2024 Annual Meeting of Shareholders scheduled to be held virtually on December 19, 2024 at 11:15 a.m. Atlantic Standard Time (10:15 a.m. Eastern Standard Time), or at any adjournment or postponement thereof (the “2024 Annual Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended August 31, 2024, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the shareholders on or about November 15, 2024.

If the accompanying proxy is executed and returned in time to be voted at the 2024 Annual Meeting, the shares of common stock represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted (i) FOR ALL of the nominees named in such proxy to be elected as members of the Board of Directors, and (ii) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the 2024 Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the 2024 Annual Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2024 Annual Meeting.

The presence at the 2024 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares of common stock will constitute a quorum. In the event a quorum is present at the 2024 Annual Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the 2024 Annual Meeting may decide to adjourn the 2024 Annual Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the 2024 Annual Meeting may decide to adjourn the 2024 Annual Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the 2024 Annual Meeting and provides related information and a Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund.

Q. Who is entitled to vote at the 2024 Annual Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on November 4, 2024.

Q. Who is asking for my vote?

A.	The Board of Directors of the Fund is asking you to vote at the 2024 Annual Meeting to vote FOR ALL of Carlos J. Nido and Luis M. Pellot to be elected as Directors of the Fund.

Q. What am I being asked to consider in connection with the 2024 Annual Meeting?

A.	You are being asked to consider and vote:

•	To elect two directors of the Fund (PROPOSAL 1); and

•	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposal?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the shareholders vote FOR ALL on the proposal to elect Carlos J. Nido and Luis M. Pellot as Directors of the Fund.

Q. What is the required shareholder vote for approval of the proposal?

A.	In the election of Directors of the Fund (Proposal 1), the nominees will be elected by a plurality of votes cast at the 2024 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2024 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2024 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors then each such nominee will be elected so long as they receive at least one vote in favor of their election.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying proxy card sent to you in the mail. If you cannot find your proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. At the 2024 Annual Meeting:

•	By Mail:

1.	Sign and date the accompanying proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 17, 2024.

Q. How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the 2024 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Messrs. William Rivera and Gustavo Romanach have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the 2024 Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2024 Annual Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the 2024 Annual Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2024 Annual Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Q. How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the 2024 Annual Meeting.

Where a choice has been specified on the proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the 2024 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2024 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) FOR ALL of the Director Nominees (Proposal 1), and (ii) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the 2024 Annual Meeting.

Q. Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the 2024 Annual Meeting, we urge you to vote TODAY by following the instructions on the accompanying proxy card to vote by Internet or telephone, or by signing, dating and returning the proxy card, whether or not you plan to attend the 2024 Annual Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying proxy card, to vote your shares in line with the Board of Directors’ recommendations on the proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the 2024 Annual Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the 2024 Annual Meeting. The presence at the 2024 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum.

Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. If a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions, and such shares will count for the purpose of determining whether a quorum is present.

Q. How will the 2024 Annual Meeting be conducted?

A.	The 2024 Annual Meeting will be conducted virtually, and any shareholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so. If you were a record holder of shares as of the close of business on the record date, November 4, 2024, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 17, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting.

Q. If I can’t attend the 2024 Annual Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the 2024 Annual Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the 2024 Annual Meeting. Whether or not shareholders plan to attend the 2024 Annual Meeting, we urge shareholders to vote and submit their proxy in advance of the 2024 Annual Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund in writing at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on November 4, 2024 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the 2024 Annual Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on November 4, 2024. On such date, there were 10,019,004 shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1:  TO ELECT TWO DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the 2024 Annual Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the proxy card accompanying this Proxy Statement to vote such proxy FOR ALL of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Messrs. Carlos J. Nido and Luis M. Pellot served as members of the Board of Directors during the entirety of the fiscal year ended August 31, 2024. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Carlos J. Nido	2027	I
Luis M. Pellot	2027	I

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos J. Nido (60)	Director	Class I; Current term expires in 2024 Director since 2009	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	24 funds consisting of 30 portfolios	None
Luis M. Pellot (76)	Director	Class I ; Current term expires in 2024 Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	24 funds consisting of 30 portfolios	None

*          The address of each Director Nominee is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918.

**        Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed.

***      The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Puerto Rico Residents Family of Funds” consists of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I. The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). The Puerto Rico Residents Family of Funds is advised by UBS Asset Managers. For Messrs. Nido and Pellot, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2024, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held. For additional biographical information concerning the Directors whose terms of office did not expire in 2024, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
Gabriel Pagán Pedrero (71)	Director	Class II; Term expires in 2025 Director since inception	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	7 funds	None
Enrique Vila del Corral (79)	Chairman of the Board	Class II; Term expires in 2025 Director since inception	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	7 funds	None
Clotilde Pérez (72)	Director	Class III; Term expires in 2026 Director since 2013	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	24 funds consisting of 30 portfolios	None
Jorge I. Vallejo (70)	Director	Class III; Term expires in 2026 Director since 2010	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	7 funds	None
Officers
Leslie Highley, Jr. (77)	President	President since 2021	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
William Rivera (66)	Treasurer	Treasurer since 2022

Executive Director of UBS Asset Managers

since 2011; Director of UBS Asset

Managers from 2006 to 2010; Assistant

Portfolio Manager for UBS Asset

Managers; First Vice President of Trading

of UBS Trust PR since January 2002 and of

UBS Financial Services Inc. since 1987.

UBS Asset Managers, UBS Trust PR and

UBS Financial Services Inc. are affiliates of

the Fund.

				Not applicable	None
Liana Loyola (63)	Secretary	Secretary since 2024	Attorney in private practice since 2009.	Not applicable	None
Jerald F. Wirzman (61)	Chief Compliance Officer	Chief Compliance Officer since 2024	Mr. Wirzman has been Chief Compliance Officer for the Puerto Rico Residents Tax-Free Funds since 2024. Mr. Wirzman has been Compliance Manager for SS&C Technologies since 2021.	Not applicable	None

*          The address of the Directors and Officers is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918, except for Mr. Highley, whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918.

**        Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***      For Messrs. Corral, Pedrero, and Vallejo, the Affiliated Funds consist of the Puerto Rico Residents Family of Funds. For Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.

As of November 4, 2024, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act) may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

The Independent Directors have designated Mr. Vila del Corral as Chairman of the Board of Directors. In that capacity, Mr. Vila del Corral presides at each meeting of the Board and, when appropriate, represents the views of the Board to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended August 31, 2024 the Fund’s Board of Directors met five times. During that period, each of the Directors then in office attended 100% of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended August 31, 2024 amounted to $30,000.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and one of the Directors attended the 2023 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting, and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter and Qualified Legal Compliance Committee Charter, which is included with this Proxy Statement as Appendix A. The Audit Committee is composed solely by Independent Directors, consisting of Messrs. Vila del Corral and Pagán, and Ms. Pérez. The Audit Committee is advised by independent legal counsel in connection with its duties. Since 2013, Mr. Vila del Corral has served as chairperson and financial expert of the Audit Committee.

The Audit Committee met one time during the fiscal year ended August 31, 2024. Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended August 31, 2024, attended 100% of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended August 31, 2024, amounted to $3,000.

Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Fund’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended August 31, 2023, were $60,487 and for the fiscal year ended August 31, 2024, were $54,783.

Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Fund’s financial statements and are not disclosed above for the fiscal year ended August 31, 2023, were $0 and for the fiscal year ended August 31, 2024, were $0. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2023, were $10,357 and for the fiscal year ended August 31, 2024, were $10,357. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees – The aggregate fees billed for products and services provided by E&Y, other than the services disclosed above, for the fiscal year ended August 31, 2023, were $0 and for the fiscal year ended August 31, 2024, were $0. There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended August 31, 2023, and August 31, 2024, were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2023, and August 31, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

The aggregate non-audit fees billed by E&Y for services rendered to the Fund, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the Fund for the fiscal year ended August 31, 2023, were $0 and for the fiscal year ended August 31, 2024, were $0.

The Audit Committee of the Fund’s Board of Directors considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2024, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended August 31, 2024, as of the date of this Proxy Statement.

Enrique Vila del Corral, Chairperson of the Audit Committee

Clotilde Pérez, Member of the Audit Committee

Gabriel Pagán, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has two members, Messrs. Vila del Corral and Nido, who are Independent Directors. The Dividend Committee did not meet during the fiscal year ended August 31, 2024.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating and Corporate Governance Committee

The Fund has a Nominating and Corporate Governance Committee composed of two Independent Directors, Messrs. Pagán and Pellot. The principal responsibilities of the Nominating and Corporate Governance Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating and Corporate Governance Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating and Corporate Governance Committee, which is included with this Proxy Statement as Appendix B. The Nominating and Corporate Governance Committee was formed on May 19, 2021. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended August 31, 2024.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating and Corporate Governance Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment advisers or managers of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Enrique Vila del Corral. Mr. Vila del Corral has been a private investor since July 2001. Mr. Vila del Corral has been managing partner of various special partnerships involved in real estate development. He is the former Managing Partner, from 1997-2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.

Gabriel Pagán Pedrero. Mr. Pagán has been Vice President of Insular Construction and Supply Company Inc. since 1984. He was President of West Indian Products Corporation until 2013 and is the former Vice President of Commercial Adolfo S. Pagán, Inc.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Jorge I. Vallejo. Mr. Vallejo has been Managing Partner of Vallejo & Vallejo since 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and the administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Enrique Vila del Corral	$6,285.72	None	None	$70,000.00
Carlos Nido	$5,142.86	None	None	$108,500.00
Clotilde Pérez	$6,142.86	None	None	$126,000.00
Luis M. Pellot	$5,285.72	None	None	$152,500.00
Gabriel Pagán	$6,142.86	None	None	$49,000.00
Jorge I. Vallejo	$5,142.86	None	None	$65,520.00

(1)           Amount for the fiscal year ended August 31, 2024.

(2)          Amount for the calendar year ended December 31, 2023 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Pagán Pedrero, Vila del Corral, and Vallejo, the Affiliated Funds consist of the Puerto Rico Residents Family of Funds. For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds

None of the Directors, Director Nominees, or executive officers are involved in a pending legal proceeding relating to the Fund.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of August 31, 2024:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Enrique Vila del Corral	$0	$0
Carlos Nido	$0	$10,001-$50,000
Clotilde Pérez	$0	$0
Luis M. Pellot	$0	$0
Gabriel Pagán	$0	$1-$10,000
Jorge I. Vallejo	$0	$0
(1) For Messrs. Vila del Corral, Pagán, and Vallejo, the Affiliated Funds consist of the Puerto Rico Residents Family (as defined above). For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds (as defined above).

Please also see “Security Ownership of Certain Beneficial Owners and Management” above for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of November 4, 2024, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the investment adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the 2024 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2024 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2024 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the shares as of November 4, 2024 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s common stock;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 10,019,004 shares of the Fund’s common stock outstanding as of the close of business on November 4, 2024.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Ocean Capital LLC (1)	820,465	8.8%
Officers and Directors: (2)
Leslie Highley Jr.	15,217	*
Enrique Vila del Corral	0	*
Luis M. Pellot	0	*
Carlos Nido	0	*
Gabriel Pagan	0	*
Jorge I. Vallejo	0	*
Clotilde Pérez	0	*
All Officers and Directors as a Group (7 persons)	15,217	*

* Represents beneficial ownership of less than one percent (1%).

(1)   According to a Schedule 13G filed with the SEC on November 10, 2022, Ocean Capital LLC has shared voting and dispositive power with respect to the 799,866 shares of common stock held by it; and William Heath Hawk has shared voting and dispositive power with respect to 20,599 shares of common stock held in a joint account of Mr. Hawk and his spouse and the 799,866 shares of common stock held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

(2)   The address of the Directors and Officers is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918, except for Mr. Highley, whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since September 1, 2023, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the 2024 Annual Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying proxy card will be voted FOR ALL of the Director Nominees to be elected.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the 2024 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the meeting, only the two nominees receiving the highest number of votes cast at the 2024 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Investment Adviser, Administrator, and Principal Underwriter

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Other Matters to Come Before the 2024 Annual Meeting

The Directors do not intend to present any other business at the 2024 Annual Meeting nor are they aware that any shareholder intends to do so except as described herein. If, however, any other matters are properly brought before the 2024 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than July 18, 2025. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918 not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the 2024 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2024 Annual Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than November 25, 2024. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2024 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2024 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of ALPS Fund Services, Inc., in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has not retained any specially engaged employees, representatives or other persons (other than Broadridge to perform certain ministerial services) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Puerto Rico Residents Tax-Free Fund III, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

Telephone: (787) 764-1788

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the 2024 Annual Meeting, we ask that you please complete, sign and date the proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the 2024 Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 14th day of November, 2024.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: Audit Committee Charter and Qualified Legal Compliance

Committee Charter

ORGANIZATION

There shall be an audit committee (the “Committee”) of the Board of Directors (the “Board”). The Committee shall be composed of a majority of Directors who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a Committee member. The Committee will also serve as the Fund’s “Qualified Legal Compliance Committee.”

The Board, by resolution adopted by a majority of the Directors, may:

1.	Fill any vacancy on the Committee;

2.	Appoint one or more Directors of the Fund to serve as alternate members of the Committee, to act in the absence or disability of members of the Committee with all the powers of such absent or disabled members;

3.	Abolish the Committee at their pleasure; and

4.	Remove any Directors from membership on the Committee at any time, with or without cause.

PURPOSE

The purposes of the Committee are:

1.	to oversee the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the relevant internal controls of the Fund’s service providers, as the Committee deems appropriate;

2.	to oversee the independent audit of the Fund’s financial statements, including the integrity, quality and objectivity thereof;

3.	to oversee the performance of the Fund’s independent registered public accountants (the “Auditor”);

4.	to act as a liaison between the Fund’s Auditor and the Board; and

5.	to oversee compliance with the Code of Ethics for Principal Executive and Senior Financial Officers.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Auditor is responsible for planning and carrying out audits and reviews in accordance with professional standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which they receive information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to such Fund’s Board), and (iii) statements made by the officers and employees of the Fund, the investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the Auditor to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the Auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the Auditor’s for auditing, the financial statements.

MEETINGS

The Committee shall meet at least twice each year and more often if necessary. The Committee will meet, as it deems necessary, separately with management, the Auditor and/or members of the Fund’s accounting agent. The Committee shall cause minutes of its meetings to be prepared and submit such minutes to the full Board.

DUTIES OF COMMITTEE

The Committee’s responsibilities include the following:

Auditor Oversight

The Committee shall have the following specific duties and responsibilities, which listing is not intended to limit the authority of the Committee in achieving its purposes:

1.	The Committee shall approve the selection, retention, compensation, or termination of the Auditor. In connection therewith, the Committee shall ensure receipt from the Auditor of a formal written statement delineating the terms of the relationship between the Auditor and the Fund and shall evaluate the independence of the Auditor in light of applicable regulations, SEC guidance and no-action letters and industry standards. During such evaluation, the Committee shall consider, among other things, whether the Auditor provides any consulting, audit or non-audit services to the investment adviser of the Fund or its control affiliates, and the Auditor’s specific representations as to its independence. The Auditor shall promptly report to the Committee any material matters bearing on its independence.

2.	The Committee shall meet with the Auditor, including private meetings, at least once a year and more often if necessary:

a.	to review the arrangements for and scope of the annual audit and any special audits;

b.	to review changes to the audit plan and other matters related to the conduct of the audit which are required to be communicated to the Committee;

c.	to review and discuss the results of the annual audit and the audited annual financial statements (including footnotes and the Auditor’s report) prior to dissemination to shareholders;

d.	to discuss the Fund’s critical accounting policies and practices and alternative treatments within generally accepted accounting principles of policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures, and the treatments preferred by the Auditor;

e.	to discuss any matters of concern relating to the financial statements or the audit, including any adjustments to such statements recommended by the Auditor, or other results of such audits and any significant accounting difficulties or disagreements between the Auditor and management;

f.	to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto;

g.	to review the form of opinion or report the Auditor proposes to render to the Board and the Fund’s members;

h.	to provide the Auditor the opportunity to provide to the Committee, on a timely basis, copies of any material written communication between the Auditor and management, such as any management letter, schedule of unadjusted differences or responses to recommendations made by the Auditor in connection with each audit;

i.	to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures, including the relevant internal controls and procedures of the service providers of the Fund;

j.	to discuss with the Auditor any relationships or services disclosed by the Auditor to the Committee that may impact the objectivity and independence of the Auditor;

k.	to receive periodic reports concerning regulatory changes and new accounting pronouncements that may significantly affect the value of the Fund’s assets and its financial reporting;

l.	to receive disclosure from the Auditor regarding services provided by the Auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund’s annual report, to receive an update, in the 90 day period before such filing, of any changes to the previously reported information; and

m.	to discuss with the Auditor any required communication as promulgated by the Securities and Exchange Commission and the Public Company Accounting Oversight Board.

3.	The Committee shall consider material questions of choice presented to the Committee by the Fund’s officers, the service providers or the Auditor, with respect to appropriate accounting principles and practices to be used in the preparation of the Fund’s financial statements;

4.	The Committee shall have the power, to the extent permitted by law, to inquire into any of the Fund’s financial matters. The Committee shall review with management and the Auditor, significant matters arising in the preparation of the annual financial statements and assess with the Auditor whether the financial statements reflect appropriate accounting policies;

5.	The Committee shall inquire of management and the Auditor as to their procedures to assess the representation of securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets;

6.	For securities valued at “fair value” as determined in good faith under procedures established by the Board, the Committee shall inquire as to Auditor’s conclusions as to reasonableness of procedures, management’s adherence to established “fair value” procedures, and adequacy of supporting documentation;

7.	The Committee shall review with the Auditor, among others, regulatory and other matters that may have a material impact on the Fund’s financial statements, related compliance policies, and programs, as well as reports received from regulators;

8.	The Committee shall review any disputes between the service providers, the Fund’s officers and the Auditor that arise in connection with the audits and/or preparation of the financial statements;

9.	The Committee shall inquire as to management’s and the Auditor’s views about how the Fund’s choices of accounting (including valuation policies) and tax principles and disclosure practices may affect shareholder and public views and attitudes about the Fund; and

10.	Discuss with the Fund’s officers the Fund’s major financial exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies.

Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Fund. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre- approve any engagement of the Auditor to provide non-audit services to an investment adviser of the Fund or to any affiliate of such investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre- approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Fund’s audit any prohibited non-audit services for the Fund, any investment adviser, or any affiliates of the Fund or such investment adviser. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

Supervision of Management

The Committee shall meet with management of the Fund:

1.	to review the financial statements contained in the annual and semi-annual reports prior to dissemination to shareholders and the scope of the annual audit, including any related matters;

2.	to review any report associated with the certification required for periodic filings received from the President and Treasurer of the Fund;

3.	to receive periodic reports from management concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and its financial reporting;

4.	to review any compliance matter brought to the attention of the Committee; and

5.	to receive any comments from or matters brought to management’s attention by the staff of the Securities and Exchange Commission.

Audit Committee Financial Expert

At least annually, the Board shall determine whether one or more members of the Committee are an “audit committee financial expert,” as such term is defined by the U.S. Securities and Exchange Commission pursuant to rules adopted in connection with Section 407 of the Sarbanes-Oxley Act of 2002, and whether any such expert is not an “interested person” as defined by the 1940 Act. The Board shall authorize related disclosures concerning this matter. The designation of a person as an “audit committee financial expert” shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members.

GENERAL RESPONSIBILITIES

1.	The Committee shall:

a.	have the authority to authorize and oversee investigations into any matters within the Committee’s scope of responsibilities;

b.	consider such other matters as may be referred to it from time to time by the Board and report to the Board regularly and as requested on the performance of its responsibilities and findings;

c.	review this Audit Committee Charter on an annual basis, make any revisions to it as the Committee deems appropriate and consistent with the advice of counsel and propose such revisions for the approval of the full Board; and

d.	have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

2.	The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request.

3.	The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee.

QUALIFIED LEGAL COMPLIANCE COMMITTEE DUTIES

It is the authority and the responsibility of the Committee as the Fund’s Qualified Legal Compliance Committee (“QLCC”):

a.        to receive reports of evidence of a material violation by the Fund or any officer, director, employee or agent of the Fund of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

b.        to the extent the QLCC deems appropriate, to inform the Fund’s President (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

c.        to determine whether an investigation is necessary regarding any report of evidence of a Material Violation and, if the QLCC determines necessary or appropriate, to (i) notify the full Board, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and/or (iii) retain expert personnel;

d.        at the conclusion of the investigation, to the extent the QLCC deems appropriate, to (i) recommend that the issuer implement an appropriate response to evidence of a Material Violation, and/or (ii) inform the CEO and the Board of Directors of the results of the investigation and any remedial measures to be adopted;

e.        to take all other appropriate action as the QLCC may deem appropriate, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement any response that the QLCC has recommended; and

f.         to adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

APPENDIX B: NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Governance and Nominating Committee Membership and Purposes

The Nominating and Corporate Governance Committee (the “Governance Committee”) of the Puerto Rico Residents Tax Free Family of Funds (the “Funds”) shall be composed solely of members of the Board of Directors of the Funds (“Board”) who are not “interested persons” of the Funds (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Governance Committee shall consist of at least three Independent Directors selected by the Board.

The primary purposes of the Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board, and to consider and make recommendations relating to the compensation of Independent Directors.

Duties and Powers of the Governance Committee

1.	The Governance Committee shall coordinate with counsel to the Funds or to the Independent Directors to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and its various committees. The Governance Committee shall report to the Board the findings and recommendations from these evaluations.

2.	The Governance Committee shall periodically review the composition of the Board and each committee thereof and the backgrounds and skill sets of the Board and committee members to determine whether it may be appropriate to recommend adding or removing Directors. The Governance Committee shall propose to the Board and the Independent Directors changes to the number of positions on the Board and each committee. The Governance Committee shall also review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.

3.	The Governance Committee shall recommend to the Independent Directors of the Funds the selection and nomination of candidates for Independent Directors, whether proposed to be appointed by the Board or to be elected by shareholders. The Governance Committee may consider recommendations for candidates from any source it deems appropriate. The Governance Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment advisers and other principal service providers. The Governance Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Governance Committee shall consider the nature of and time involved in a candidate’s service on other boards in evaluating whether such service may impair the candidate’s ability to objectively and effectively serve on the Board, and the potential existence of material conflicts of interest. In the absence of contrary information, the Governance Committee is entitled to rely on answers provided in writing by a candidate to a Directors and Officers Questionnaire prepared by counsel to the Funds.

4.	The Governance Committee shall nominate candidates for the various committees for selection by the Board. In determining candidates’ qualifications for committee membership, the Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the committee. The Governance Committee shall have the authority to establish policies concerning membership on all committees of the Funds, including rotation of membership and rotation of chairs.

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5.	The Governance Committee shall review at least every two years the compensation paid to Independent Directors, including the appropriateness and amount of any special compensation for specific positions or services, and shall recommend any proposed changes in compensation to the Independent Directors as a group. If special board meetings are held during any year, the Governance Committee will determine whether additional compensation is appropriate on a case-by-case basis. The chair of the Governance Committee may propose an interim review of compensation.

6.	The Governance Committee shall review annually Directors and Officers/Errors and Omissions insurance matters and report its findings and recommendations to the Board.

7.	The Governance Committee shall coordinate the review of all committee charters annually (or more often, if necessary to meet regulatory requirements).

8.	The Governance Committee is empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

9.	The Governance Committee has the authority to retain, at the Funds’ expense, such advisers or experts, as the Governance Committee deems necessary or appropriate to fulfill its responsibilities. If the Governance Committee retains an adviser or, if any, expert, counsel to the Independent Directors shall notify the Independent Chair and the Funds’ Treasurer of the amount of the fees and expenses to be charged for the adviser’s expert’s services (or estimates thereof).

The Governance Committee shall review policy matters affecting the operation of the Board and Board committees no later than every two years and make such recommendations to the Board as deemed appropriate by the Governance Committee for the Board’s approval. As part of its review, the Governance Committee will consider whether the principles and practices have been, and are likely to continue to be, effective in enabling the Board to fulfill its responsibilities. The Governance Committee may also compare current practices to the expectations of shareholders; changes in the law or

10.	regulations; and the practices of other boards in the industry. The Governance Committee shall from time to time recommend to the Board any other policies concerning Board operations.

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Operations of the Governance Committee

1.	The Governance Committee shall meet on a regular basis and at least annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Governance Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

2.	The Governance Committee shall ordinarily meet in person; however, members may attend telephonically, and the Governance Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

3.	The Governance Committee shall have the authority to meet privately and to admit non- members individually by invitation.

4.	The Governance Committee may select one of its members to be the chair and may select a vice chair.

5.	A majority of the members of the Governance Committee shall constitute a quorum for the transaction of business at any meeting of the Governance Committee. The action of a majority of the members of the Governance Committee present at a meeting at which a quorum is present shall be the action of the Governance Committee.

6.	Reliance on Third Parties – In discharging their duties the members of the Governance Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Governance Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Governance Committee member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee.

The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Governance Committee shall review this Charter at least annually and recommend to the full Board any changes the Governance Committee deems appropriate.

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